Company Presentation March 2012 Exhibit 99.1

Use of Non-GAAP Financial Measures
Special Note Regarding Forward-Looking Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,”
“plans,” “estimates,” “targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-
looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: rapid development and intense competition in the telecommunications industry; our ability to achieve benefits from our separation from NTELOS Holdings Corp; our ability to successfully increase revenues and manage churn in the recently acquired FiberNet business; our ability to offset expected revenue declines in our RLEC business related to the recent regulatory developments and carriers grooming their networks; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; the potential to experience a high rate of customer turnover; federal and state regulatory fees, requirements and developments; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports filed on Forms 10-K.
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because Lumos Networks Corp. believes they provide relevant and useful information to investors.  The Company utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  Lumos Networks Corp. uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Enhancing efficiencies for our customers…
Lumos Networks provides next-
generation communication solutions
and personalized service to customers
in the Mid-Atlantic region, over an
advanced fiber network.

Lumos Networks’ product strategy is to be first to offer next-generation products to customers in our regional markets
Next-generation communication solutions
Metro Ethernet
•
Ethernet connectivity among multiple locations in the same city or region
•
Speeds ranging from 1.5 Mbps to 10 Gbps
IP Services
•
IP-enabled product offerings that combine voice and data services over a dedicated broadband facility utilizing VoIP protocols
•
Enables advanced features and dynamic bandwidth allocation
Broadband
•
Dedicated Internet connections – up to 10 Gbps
•
Broadband XL high speed Internet over fiber – 10 to 20 Mbps
•
DSL over copper with speeds up to 6 Mbps
Wholesale Carrier Services
•
IP-based Ethernet transport over fiber
•
Fiber connectivity to cell sites for wireless carriers facilitates rapidly growing demand for data, driven by 4G
•
High-bandwidth transport over copper
Flagship Products

LUMOS NETWORKS

Fiber Network
Existing
Network Partner
Future
Markets
ILEC Areas
Legacy
Locater
PA
OH
WV
KY
VA
Erie
Meadville
Oil City
Youngstown
Mercer
Butler
Clearfield
State College
Altoona
Pittsburgh
Greensburg
Johnstown
Weirton
Steubenville
Washington
Wheeling
St. Clairsville
Moundsville
Uniontown
Columbus
Carlisle
Chambersburg
Hancock
Hagerstown
Berkeley Springs
Frostburg
Cumberland
Martinsburg
Frederick
Tuscarora
Inwood
Winchester
Leesburg
Ashburn
Washington DC
New Martinsville
Morgantown
Fairmont
Kingwood
Oakland
Clarksburg
Bridgeport
Circleville
Marietta
Vienna
Parkersburg
Athens
Jackson
Weston
Buckhannon
Ravenswood
Glenville
Burnsville
Point Pleasant
Gallipolis
Ripley
Spencer
Gassaway
Sutton
Portsmouth
Ironton
Ashland
Huntington
Milton
Clendenin
Elkview
Charleston
Webster Springs
Edray
Summersville
Harrisonburg
Warrenton
Culpeper
Madison
Staunton
Waynesboro
Charlottesville
Montgomery
Richwood
Hillsboro
White Sulphur Springs
Oak Hill
Lewisburg
Clifton Forge
Covington
Lexington
Logan
Whitesville
Beckley
Hinton
Williamson
Pineville
Richmond
Glen Lyn
Princeton
Troutville
Blacksburg
Roanoke
Lynchburg
Bluefield
Christiansburg
Salem
Bedford
Farmville
Tazewell
Radford
Rocky Mount
Wytheville
Abingdon
Bristol
Kingsport
Johnson City
Martinsville
Danville
South Boston
Greensboro

Provides service to more than
100 markets in Mid-Atlantic
region
Network footprint includes
approximately 185,000
businesses
Supports IP based and
Ethernet applications
Over 50,000 current customer
relationships
5,800 fiber route miles
State-of-the-art IP network
RLEC with 98% 6MB+
broadband coverage
Video and fiber passes
approximately one-third of
the RLEC base
Advanced, dense regional fiber network serves attractive markets

Fiber-Fed Cell Sites
160
140
120
100
80
60
40
20
0
57
57
63
71
91
109
132
148
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11

On-Net Buildings
1100
1000
900
800
700
600
500
647
687
705
752
830
903
949
1051
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11

Network positioned for the future
Significant network investments  (~$300 million) in previous 24 months
Enhancement through capital expenditures; Expansion through acquisitions
Ongoing investments to support growth
Connections to major data centers support exploding Cloud computing demand
Capacity to support significant market opportunity for on-net retail and wholesale customer expansion
Extensive rural fiber network footprint creates competitive advantages allowing Lumos Networks to offer next-generation communication products  in regional markets

Brand positioning highlights our innovative services and commitment to provide support from well-
trained, dedicated and accessible employees
“Our technology comes with people”
Experienced direct sales and sales engineering teams in-market
Exceptional customer service
94% of calls answered in less than one minute
88% first-call resolution
Net Promoter scores in top tier across all industries
Strong long-term customer relationships
90% of key vertical account revenues in 2007 are still billing
75% of monthly recurring revenues of $1,000 or greater in 2007 are still billing
Experienced management team
Each member of operating  management has 10 or more years of experience with wireline business
Key contributors to development of Competitive segment and transition to data strategy
Led execution and integration of recent acquisitions

Leverage regional scale
Sell advanced data services to recently-entered Pennsylvania and West Virginia markets
Increase on-net buildings and expand reach in existing markets
Leverage sophisticated sales and sales engineering teams
Up-sell existing enterprise customers to capture growing data demand
Sell advanced services, including cloud computing and hosting
On-network profile facilitates growth of bandwidth and new applications with minimal incremental investment
Aggressively pursue fiber-to-the-cell opportunities
Strong early-stage wireless carrier demand in footprint
Positioned for regional 4G deployment expected in 2012 and beyond
Expand footprint through organic edge-out and accretive acquisitions
Opportunities offer attractive returns as revenue density enhances capital efficiency and on-network sales drive margin growth
Strategies for growth
~23
~185
Businesses (000)
148
~2,000
Wireless Cell Sites
Lumos Networks
Market Opportunity

Up-sell existing enterprise customers
• 2  locations - Leased facilities  and fiber
• Primarily Voice Service
• Monthly Recurring Revenue (MRR) = $2K
• 37  locations - Primarily On-net locations
• Voice Service + Metro Ethernet Network
• Increased MRR to $65K
• Capital investment = $1.0M
• Payback ~ 18 months
Enterprise Case Study B
Healthcare Customer
Yesterday
Today
Today
Yesterday
• Data circuits
• Monthly Recurring Revenue (MRR) = $11K
• Data circuits, Internet bandwidth, IP voice
and connection to major data center
• Increased MRR to $29K
• Capital investment = $100K
• Payback ~ 7 months
Enterprise Case Study A
Education Customer
Advanced Ethernet products meet key vertical customers’ growing broadband needs
Dense fiber network in under-served markets differentiates Lumos Networks as the provider of choice
On-network existing customer up-sell drives incrementally higher margins

Monthly Recurring Revenue
2.0
1.5
1.0
0.5
0.0
22% CAGR
2007
2011
Regional Banking
Local/Regional Government
Education
Healthcare

Large Customer Accounts
350
300
250
200
150
100
50
0
12% CAGR
2007
2011
Regional Banking
Local/Regional Government
Education
Healthcare

Double-digit enterprise growth trends in key verticals
Up-sell existing enterprise customers
Monthly recurring revenue (MRR) in key verticals has grown 22% annually (CAGR) from 2007 and is 45% of large account revenue
Average MRR per customer is growing
Market evolution provides opportunity for new enterprise customers
Number of “Large Customer” accounts in key verticals has grown 12% annually (CAGR) from 2007

Note: Organic growth, excluding acquisitions. “Large Customers” are defined as customers with $1,000 or greater MRR.
($mm)

Fiber to the cell site: High growth wholesale opportunity
Illustrative Wireless Cell Site Economics
Average
Capital
Investment
$80K/site
One Carrier
Annual EBITDA:
$15K to $18K
Payback:
5 years
Two Carriers
Annual EBITDA:
$30K to $36K
Payback:
2 to 3 years

Three to Five
Carriers
Annual EBITDA:
$45K to $90K
Payback:
1 to 2 years
Contracts of 5 to 10 years and multiple carriers per site drive long-term profitable revenue streams
Approximately 2,000 sites within three miles of existing network
First customer provides a five-year payback and funds the site
Average of more than two carriers per site
Second and successive customers drive cash flow and margin
Long-term growth in bandwidth demand and additional carriers continue to enhance returns

Top 6 Wireless Carriers – MRR
3.0
2.5
2.0
1.5
1.0
0.5
0.0
41% CAGR
2007
2008
2009
2010
2011

Wholesale growth: Strong and accelerating with 4G
Monthly Recurring Revenue (MRR) from Top 6 wireless carriers has grown 41% annually (CAGR) from
2007 to 2011
Early-stage: Significant increases in demand will be driven by future 4G deployment
4G deployment in Lumos Networks region commenced in the second half of 2011 and is expected through 2014

($mm)
Existing contracts to build fiber connections to 150 additional cell sites

Key Success Factors
Leveraging Network
Infrastructure
•
5,800 route-mile state-of-the-art fiber optic network
•
Unique regional footprint with attractive enterprise and wholesale markets
•
Position in multiple key vertical markets
Focus on Revenue Growth:
Data Opportunity
•
Continue innovative leadership position
•
Expand product offerings
•
Leverage up-sell opportunity of existing accounts
Solid Execution
•
Sales force expansion and productivity
•
Installation streamlining and productivity
•
Automated customer interfaces
Financial Performance
•
Adjusted EBITDA generation
•
Capital expenditure efficiency
•
Cash flow from operations
•
Return to shareholders

$200
$100
$0
$126
$129
$131
$146
$213
$207
2007
2008
2009
2010
2010
2011

$100
$50
$0
$64
$68
$70
$77
$96
$97
51%
52%
54%
53%
45%
47%
2007
2008
2009
2010
2010
2011

$60
$30
$0
$25
$35
$37
$40
$45
$61
2007
2008
2009
2010
2010
2011

$60
$30
$0
$39
$33
$33
$37
$51
$36
2007
2008
2009
2010
2010
2011

Strong margins and recurring free cash flow
($ in millions)
(1) Pro forma 2010 includes FiberNet results from January 1, 2010.
(2) Throughout this presentation, Free Cash Flow is defined as consolidated adjusted EBITDA less CAPEX.
(3) 2011 includes one-time capital expenditures related to the integration of FiberNet.
Free Cash Flow
(2)(3)
Total Revenue
Adj. EBITDA/Margin %
Capital Expenditures
(3)
Historical/Actual
Pro forma for FiberNet
Pro
forma
(1)
Pro
forma
(1)
Pro
forma
(1)
Pro
forma
(1)
2011 reflects post-acquisition network capital investments to support market expansion and service offerings
Recurring cash flow stream to support dividend:
Unique among Competitive providers
Current annualized  dividend of $12 million ($0.56 per share)

$60
$50
$40
$30
$20
$10
$0
$35
$34
$36
$41
$53
$52
$51
$51
$6
$6
$6
$10
$18
$16
$16
$15
$14
$14
$15
$17
$21
$22
$22
$24
$15
$14
$15
$14
$14
$14
$13
$12
1Q '10
2Q '10
3Q '10
4Q '10
1Q '11
2Q '11
3Q '11
4Q '11

$30
$20
$10
$0
$18
$19
$19
$21
$24
$25
$25
$23
$8
$9
$9
$11
$14
$15
$16
$15
$10
$10
$10
$10
$10
$10
$9
$8
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11

Adjusted EBITDA
(1)
Revenue
(1)
Operating strategy and acquisitions successfully shifting business mix
Competitive
RLEC
Data focus drives growth in the Competitive segment: 17% year over year data revenue growth
2
RLEC access revenues impacted by Regulatory Reform and continued network grooming by carriers
Competitive Data 2 RLEC
($ mm)
($ mm)
Competitive Voice & Other
(1) Reported results; not pro forma for acquisitions.
(2) Includes enterprise, wholesale and SMB/residential data; 4Q 2011 up 17% over 4Q 2010, pro forma for FiberNet

Addressable market significantly increased
Recent network investments made to generate increasing returns in 2012 and beyond
Metro Ethernet or IP data products were launched into 30 new markets in 2011, an increase of 79%
for the year
Metro fiber ring reach in 27 new markets; Two additional to be added in 2012
As markets mature, revenues grow with increased penetration and data demand
Early stages of revenue growth potential from acquisitions
7%
64%
54%
78%
($ mm)
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
2007 2011
Competitive Revenues Virginia
Enterprise Data
SMB Data
Wholesale
Voice
-

Capitalization

As of
December 31, 2011
($mm)
Cash and cash equivalents $10.5
Restricted cash 7.6
$18.1
Revolver ($60 million total) $15.0
Term Loan A 110.0
Term Loan B 199.5
324.5
Capital leases 2.1
Total Debt $326.6
Total Debt / LTM  Adjusted EBITDA 3.4x
Net Debt / LTM  Adjusted EBITDA 3.3x
Available capital to support growth initiatives

Business Outlook

Cash needs funded from operations
(Dollars in millions)
2011 Three to Five Year
Actual Low High Expectations
Revenue
Competitive $155 $159 $164 5% Annual Growth
% of total revenue 75% 80% 80% 90%
RLEC $52 $41 $41 10% Annual Decline
% of total revenue 25% 21% 20% 10%
Total Revenue $207 $200 $205
Adjusted EBITDA $97 $85 $90
% of total revenue 47% 43% 44% 45%
Capital Expenditures $62 $52 $60
% of total revenue 30% 26% 29% 25%
Free Cash Flow
(adjusted EBITDA less Capex)
$35 $33 $30
% of total revenue 17% 17% 15% 20%
Cash Interest $3 $14 $14
% of total revenue 1% 7% 7% 5%
Cash Taxes $1 $1 $1
% of total revenue - 1% - 5%
Dividends $3 $12 $12
% of total revenue 1% 6% 6% 5%
Debt Repayment $1 $2 $2
% of total revenue - 1% 1% 5%
2012 Guidance Range

Key Success Factors
Leveraging Network
Infrastructure
•
5,800 route-mile state-of-the-art fiber optic network
•
Unique regional footprint with attractive enterprise and wholesale markets
•
Position in multiple key vertical markets
Focus on Revenue Growth:
Data Opportunity
•
Continue innovative leadership position
•
Expand product offerings
•
Leverage up-sell opportunity of existing accounts
Solid Execution
•
Sales force expansion and productivity
•
Installation streamlining and productivity
•
Automated customer interfaces
Financial Performance
•
Adjusted EBITDA generation
•
Capital expenditure efficiency
•
Cash flow from operations
•
Return to shareholders
Q & A
(live presentation only)

Appendix

Adjusted EBITDA Reconciliation
($ in millions)
2007 2008 2009 2010 2011
Operating Income (Loss) $36 $39 $41 $41 ($36)
Depreciation and Amortization 27 27 29 31 43
Equity Based Compensation 1 1 - 2 2
Asset Impairment Charge - - - - 86
Business Separation Charges - - - - 2
Acquisition Related Charges - - - 3 -
Voluntary Retirement and Workforce Reduction Plans - 1 - - -
Adjusted EBITDA $64 $68 $70 $77 $97
Year Ended
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
Operating Income (Loss) $11 $10 $11 $9 $12 $13 $13 ($75)
Depreciation and Amortization 7 8 7 9 11 11 11 10
Equity Based Compensation 1 - 1 1 1 1 1 -
Asset Impairment Charge - - - - - - - 86
Business Separation Charges - - - - - - - 2
Acquisition Related Charges - - - 2 - - - -
Adjusted EBITDA $19 $18 $19 $21 $24 $25 $25 $23
Three Months Ended

2012 Financial Guidance
1
(as of February 27, 2012)
($ in millions)
(1) These estimates are based on management’s current expectations.  These estimates are forward-looking and actual results may differ materially.  Please see “Special
Note from the Company Regarding  Forward-Looking Statements" in the Lumos Networks Corp. fourth  quarter 2011 earnings release dated February 27, 2012.
(2) Based on the mid-points of the above guidance ranges.
(3) Represents the most recent cash dividend paid, annualized.  Dividend payments are reviewed quarterly by the board of directors and are subject to change.
(4) Primarily cash reimbursements received from Federal stimulus awards, which provide 50% funding to bring broadband services and infrastructure to Alleghany County,
Virginia.
(5) Before discretionary payments to the credit facility Revolver loan and changes to working capital.
Business Outlook
1
Operating Revenues 50 $    to 51 $  200 $ to 205 $
Adjusted EBITDA 21 $    to 22 $  85 $  to 90 $
Capital Expenditures  52 $  to 60 $
Reconciliation of Operating Income to Adjusted EBITDA
Operating Income 11 $    to 12 $  44 $  to 46 $
Depreciation and amortization 9 38 to 40
Equity based compensation charges 1 3 to 4
Adjusted EBITDA 21 $    to 22 $  85 $  to 90 $
Projected Cash Flows for the Year 2012
1
Adjusted EBITDA
2
88 $
Less: Capital expenditures
2
(56)

Less: Cash interest, net of interest income (14)
Cash taxes (1)
Cash flows, net, before dividends and debt payments 17
Less: Cash dividends: $0.14 per share per quarter
3
(12)
Scheduled 2012 debt payments (2)
Plus: Other, net
4
7
Projected Cash Flows, net
5
10 $
First Quarter 2012 2012 Annual